UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 10, 2026

Virginia Electric and Power Company

(Exact Name of Registrant as Specified in Its Charter)

Virginia	000-55337	54-0418825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East Canal Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2284

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 10, 2026, Virginia Electric and Power Company (the Company) entered into an underwriting agreement (the Underwriting Agreement) with BMO Capital Markets Corp., CIBC World Markets Corp., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC and TD Securities (USA) LLC, as Representatives for the underwriters named in the Underwriting Agreement, for the sale of $1,250,000,000 aggregate principal amount of the Company’s 2026 Series C 5.65% Senior Notes due 2036 (the Series C Senior Notes) and $700,000,000 aggregate principal amount of the Company’s 2026 Series D 6.30% Senior Notes due 2056 (the Series D Senior Notes). The Series C Senior Notes and the Series D Senior Notes are Senior Debt Securities that were registered by the Company under Rule 415 under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3, which became effective on October 31, 2025 (File No. 333-291190). A copy of the Underwriting Agreement, including exhibits thereto, is filed as Exhibit 1.1 to this Form 8-K.

The Series C Senior Notes and the Series D Senior Notes will be issued under the Twenty-Sixth Supplemental Indenture and the Twenty-Seventh Supplemental Indenture, respectively, to the Company’s September 1, 2017 Senior Indenture. The Twenty-Sixth Supplemental Indenture and the Twenty-Seventh Supplemental Indenture are filed as Exhibits 4.2 and 4.3, respectively, to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibits

1.1	Underwriting Agreement, dated August 10, 2026, among the Company, BMO Capital Markets Corp., CIBC World Markets Corp., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC and TD Securities (USA) LLC, as Representatives for the underwriters named in the Underwriting Agreement.*

4.1	Senior Indenture, dated as of September 1, 2017, among the Company and U.S. Bank Trust Company, National Association (successor to U.S. Bank National Association). (Exhibit 4.1, Form 8-K, File No. 000-55337, as filed September 13, 2017, incorporated by reference).

4.2	Twenty-Sixth Supplemental Indenture to the 2017 Senior Indenture pursuant to which the 2026 Series C 5.65% Senior Notes due 2036 will be issued. The form of the 2026 Series C 5.65% Senior Notes due 2036 is included as Exhibit A to the Twenty-Sixth Supplemental Indenture.*

4.3	Twenty-Seventh Supplemental Indenture to the 2017 Senior Indenture pursuant to which the 2026 Series D 6.30% Senior Notes due 2056 will be issued. The form of the 2026 Series D 6.30% Senior Notes due 2056 is included as Exhibit A to the Twenty-Seventh Supplemental Indenture.*

5.1	Opinion of McGuireWoods LLP.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA ELECTRIC AND POWER COMPANY
Registrant

/s/ David M. McFarland
Name:	David M. McFarland
Title:	Senior Vice President – Investor Relations and Treasurer

Date: August 17, 2026